SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 28, 2002
(Date of earliest event reported)

Commission File No. 333-74308



                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                                21703
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Address of principal executive offices                           (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



              (Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.       Other Events

            Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by JP Morgan Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                       Computational Materials
                                                 prepared by JP Morgan
                                                 Securities Inc. in connection
                                                 with Wells Fargo Asset
                                                 Securities Corporation,
                                                 Mortgage Pass-Through
                                                 Certificates, Series 2002-D.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS FARGO ASSET SECURITIES CORPORATION


August 28, 2002

                                   By:      /s/ Alan S. McKenney
                                          --------------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS



                                                                   Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                  Computational Materials prepared by JP        (P)
                         Morgan Securities Inc. in connection
                         with Wells Fargo Asset Securities
                         Corporation, Mortgage Pass-Through
                         Certificates, Series 2002-D.